UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-21404

ING Clarion Real Estate Income Fund

(Exact name of registrant as specified in charter)

259 N. Radnor-Chester Road

Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Real Estate Income Fund
259 N. Radnor-Chester Road
Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code:    1-888-711-4CRA

Date of fiscal year end:    December 31, 2003

Date of reporting period:    December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report December 31, 2003 ING Clarion Real Estate Income Fund

ING Clarion Real Estate Income Fund
Letter to Shareholders

Dear Shareholder,

The ING Clarion Real Estate Income Fund (AMEX: IIA) is a closed-end fund offering a balanced approach to investing in real estate securities. The fund commenced operations on September 16, 2003 and invests in a mix of real estate equity securities (common and preferred stock) and real estate fixed income securities (primarily commercial mortgage-backed securities). The fund’s primary objective is to deliver high current income with a secondary objective of capital appreciation. During the initial three months of the fund’s investment operations, we were able to deliver on both of the fund’s investment objectives. In November, we declared and paid our first monthly dividend of $0.1016 per share (or $1.22 annually, which equates to an 8.09% yield on the fund’s closing market price of $15.06 on December 31, 2003). The fund’s cumulative total return on initial price per share since inception, including the receipt of two monthly dividends, was 1.77%.

The fund’s initial public offering of common stock in September raised approximately $211 million in net proceeds. In November, the fund raised an additional $105 million through an offering of preferred shares. The total gross assets of the fund as of December 31, 2003 were $339 million, with more than 14.8 million shares of common stock outstanding and 4,200 shares of preferred stock outstanding. The fund was essentially fully invested with a net cash balance of less than 1%. The fund’s NAV per share increased from an initial $14.33 per share to $15.53 on December 31, 2003 for a total return of 9.83% since inception on net asset value assuming reinvestment of dividends paid during the period.

The fund is managed by ING Clarion Real Estate Securities (“ING Clarion RES”), which manages approximately $2.6 billion of real estate securities portfolios. Clarion Capital, LLC acts as a subadvisor to the fund providing investment management services for the allocation to real estate fixed income securities. Both ING Clarion RES and Clarion Capital, LLC are part of ING Clarion, which manages approximately $13 billion of real estate assets on behalf of its clients. ING Clarion is a wholly owned subsidiary of the ING Group, a global financial services firm with over 100,000 employees in 60 countries around the world. Globally, ING manages over $44 billion of real estate assets. Here in the U.S., ING Clarion has over 600 employees across the United States involved in real estate. This network of real estate professionals provide current research and real-time information on property markets around the nation that help our securities management teams evaluate which equity and fixed income securities are appropriate for the fund’s investment portfolio.

At December 31, 2003, the fund’s asset allocation was skewed more heavily to real estate equity securities. We were 75% invested in common stocks, 13% in preferred stocks, and only 12% in fixed income securities. The fund’s asset allocation reflects our outlook for improving real estate market fundamentals and the possibility that interest rates may begin increasing in 2004. The fund is well diversified by property sector as shown in the financial statements accompanying this report. The fund’s top ten holdings represent approximately 42% of the total assets and represent a wide cross section of property sectors.

At the opening of 2003, the nation’s mood was melancholy, and there was much cause for concern – mired in a recession, an impending war in the Middle East, and a third year of negative stock returns, all contributed to a cautious outlook. As the Iraq war wound down by the end of April, however, there was a marked change in attitude. Monetary fiscal stimulus stoked the embers of an improving economy which grew 8.2% in the third quarter of 2003. Outlook for businesses and consumers alike improved steadily as war-postponed business decisions were reinstated. Against this backdrop, investors began to incorporate a brighter picture for future earnings, and stock price-earnings multiples expanded. REIT multiples expanded 27% from 9.4x to 12.1x during the year; a slightly higher expansion than the 25% for the S&P 500.

Despite continued softness in many property sectors brought on by the weak economy, public real estate dividends in aggregate increased by about 2% in 2003. Companies increasing their dividends outnumbered those cutting their dividends in 2003 by a margin of 9 to 1. The higher dividend levels demonstrated the durability of real estate company earnings and the benefits of professional management and lower leverage during a sluggish real estate environment.

We look for modest economic growth in the U.S. during 2004 of 3% - 4%. Interest rates are expected to move up slightly but not dramatically in the midst of the election year. Inflationary pressures are increasingly evident especially with respect to many commodities, but wages (a more material part of the cost

Annual Report December 31, 2003  1

ING Clarion Real Estate Income Fund  Letter to Shareholders continued

structure overall) are not expected to rise significantly. Business investment is picking up, and evidence of increasing hiring is becoming more consistent. The business sector seems to be picking up at a critical time, taking the baton from the weary (but increasingly confident) consumer sector. Assuming no major change in the geo-political environment and no new major terrorist events, 2004 looks to be a fairly benign environment for real estate companies.

Real estate is likely to retain its appeal to investors in 2004. Expectations for stock market returns are modest. Yields on bonds are low, and bonds have limited appeal in an environment where interest rates are expected to rise. Real estate securities offer relatively high yields and solid earnings prospects and are still appealing given the alternatives. The average annual return to REITs over the last 20 years has been approximately 12%. We expect another solid year for real estate equity securities in 2004. The average REIT dividend yield today is 5.5%. Earnings are expected to grow 4% – 5% this year. Assuming the average price multiple of earnings stays constant over the year (which is reasonable given that the current multiple is in-line with long-term averages), we expect to see price appreciation to match earnings growth. We are not particularly concerned about the possibility of a sharp pullback in real estate stock prices. Earnings momentum is improving, yields remain attractive relative to the alternatives, valuations are in-line with long-term averages, and, most important, real estate fundamentals are getting better.

We believe the trough in real estate company earnings is behind us. After two years of decline, average earnings for real estate companies are expected to increase by 4.6% this year. The adjacent graph shows the expected earnings growth by property sector based on our earnings models. Positive earnings growth is expected in every sector for the first time in two years. The turn-around in some sectors is expected to be quite large (e.g., hotels and apartments).

2004 Earnings Growth

Despite the significant price appreciation in real estate equity securities last year, real estate stock valuations still look reasonable by three primary yardsticks. As of December 31st, REITs were: 1) yielding 5.5% (135 basis points higher than the yield on 10-year Treasury bonds); 2) trading at a 12.1 multiple of forward earnings (just under the 12.2 average multiple since the mid-1980’s); and 3) trading at only a modest premium of 5% to our estimates of private market value (or Net Asset Value), which is in-line with the historic range of normal pricing (+10% to -10%).

Some observers and analysts of the REIT industry suggest that real estate stock prices represent a significant premium to Net Asset Values (NAVs). We respectfully disagree. Given that almost 90% of U.S. commercial real estate is held by private market owners (i.e., NOT public companies), measures of value established in the private market are a relevant reference point for public company valuations. The most widely used comparison is NAV. At ING Clarion RES, we use input from our affiliates who invest in private market real estate to help determine values for the real estate held by the public real estate companies. This group bought and sold over $2 billion of commercial real estate assets last year. With their input on transaction pricing, our team of securities analysts have estimated the value of the gross real estate assets and then determined the value per share of the gross real estate value, net of debt and adjusted for other assets and liabilities. The result is a proprietary estimate of NAV per share that we believe reflects current private market real estate values. Based on this methodology, we conclude that public company valuations today represent only a modest premium of 5% to private market values for equivalent real estate. We would also add, however, that NAV is but one measure of value for a public company. In some respects, it is less relevant than others because it

2 Annual Report December 31, 2003

ING Clarion Real Estate Income Fund  Letter to Shareholders continued

reflects a “mortician’s view” of the company instead of focusing on the value of the company as a growing operating business (a more appropriate perspective for considering most public real estate companies).

Real estate fundamentals are stabilizing and the outlook is improving for most property sectors. The following is a summary of ING Clarion Real Estate Securities’ outlook for each of the major property sectors:

Apartments: Multifamily will continue to be soft in 2004. Although apartments should benefit from improving job growth and higher interest rates slowing single-family home demand, the robust supply pipeline will keep fundamentals weak.

Office: Improving job growth and business confidence should bolster demand for office space. However, market rents are still below levels of three to four years ago, and concessions for new leases are substantial, pressuring cash flows. Generally, though, we expect office companies to benefit from an improving picture for 2005 earnings.

Industrial: Expect positive absorption in 2004. The industrial sector should feel some of the earliest benefits to demand from an improving economy. Higher average valuations for the majority of public industrial companies, however, mitigates our enthusiasm for this sector.

Retail: Expect another year of outperformance given the best overall fundamentals, an improving economy and an increasing level of consumer confidence. A declining number of attractive acquisition opportunities raises some concern about the ability to continue the highly accretive acquisitions which have been an important driver of the mall sector’s stronger earnings growth.

Hotels: Occupancies and rates should continue to improve throughout the year assuming no material change in the economy’s recovery and no major new terrorist events. Hotels are expected to deliver some of the best overall earnings growth. The key to price appreciation, given high current valuations, will be whether the earnings growth continues to develop faster than expectations. Given high hopes implied in current valuations, we are somewhat cautious.

As we consider the prospects for real estate securities returns in 2004, we see two potential risks to an otherwise positive outlook. First, we must at least acknowledge the possibility that the economy fails to follow through on its current “steroid-induced” growth. This is perhaps the biggest risk a real estate securities investor faces, but happily, we think it has a low probability of occurring. Second, is the risk of a significant increase in stock offerings. History has shown that too many stock offerings can lead to price weakness. Based on experience in 2003 and extensive conversations with management at many companies, we do not see this as a big risk. Access to capital is not the problem for most companies. Rather, the problem is the lack of compelling opportunities to put the money to work. Most companies have adequate cash retained from operations and borrowing capacity to meet their investment objectives without needing to sell more stock.

We encourage you to visit our web site www.crainvest.com for additional information about the fund or to visit www.ingclarion.com for information about the fund’s investment managers. You may also call (888) 711-4272 and speak to one of our knowledgeable representatives if you have questions.

We thank you for your faith and confidence and support of the ING Clarion Real Estate Income Fund.

Sincerely,

T. Ritson Ferguson

President and
Chief Executive Officer
Annual Report December 31, 2003  3

ING Clarion Real Estate Income Fund
Top Ten Holdings December 31, 2003

	Percentage
Security	of Total Assets	Yield

Health Care REIT, Inc.	5.5%	6.5%
Prentiss Properties Trust	5.3	6.8
Maguire Properties, Inc.	5.0	6.6
Arden Realty, Inc	4.5	6.7
Heritage Property Investment Trust	4.5	7.4
New Plan Excel Realty Trust	4.0	6.7
Gables Residential Trust	3.6	6.9
Nationwide Health Properties, Inc	3.5	7.6
Amli Residential Properties Trust	3.2	7.2
The Mills Corp. (Preferred Stock)	3.1	8.1
4 Annual Report December 31, 2003

ING Clarion Real Estate Income Fund
Portfolio of Investments December 31, 2003

		Market
Shares		Value

	Common Stock – 109.0%
	Real Estate Investment Trusts – 109.0%
	Apartments – 12.8%
403,800	Amli Residential Properties Trust	$10,821,840
350,600	Gables Residential Trust	12,179,844
194,900	Mid-America Apartment Communities, Inc.	6,544,742

		29,546,426

	Diversified – 14.4%
182,800	Colonial Properties Trust	7,238,880
184,300	iStar Financial, Inc.	7,169,270
221,300	Liberty Property Trust	8,608,570
245,100	Newcastle Investment Corp.	6,642,210
200,000	U.S. Restaurant Properties, Inc.	3,408,000

		33,066,930

	Finance – 1.3%
300,000	Origen Financial, Inc.	3,000,000

	Healthcare – 14.1%
516,000	Health Care REIT, Inc.	18,576,000
614,700	Nationwide Health Properties, Inc.	12,017,385
150,000	Windrose Medical Properties Trust	1,861,500

		32,454,885

	Hotels – 3.0%
165,800	Hospitality Properties Trust	6,844,224

	Office Property – 38.5%
506,500	Arden Realty, Inc.	15,367,210
245,000	Brandywine Realty Trust	6,558,650
315,600	Equity Office Properties Trust	9,041,940
271,700	Highwoods Properties, Inc.	6,901,180
232,500	Koger Equity, Inc.	4,866,225
172,900	Mack-Cali Realty Corp.	7,196,098
693,800	Maguire Properties, Inc.	16,859,340
314,700	Mission West Properties, Inc.	4,075,365
543,700	Prentiss Properties Trust	17,936,663

		88,802,671

	Shopping Centers – 18.1%
260,100	Commercial Net Lease Realty	4,629,780
531,700	Heritage Property Investment Trust	15,126,865
547,600	New Plan Excel Realty Trust	13,509,292
234,553	Pennsylvania Real Estate Investment Trust	8,514,274

		41,780,211

	Storage – 1.5%
92,600	Sovran Self Storage, Inc.	3,440,090

	Warehouse & Industrial – 5.3%
76,500	Eastgroup Properties, Inc.	2,477,070
290,700	First Industrial Realty Trust, Inc.	9,811,125

		12,288,195

	Total Common Stock (cost $235,442,867)	251,223,632

	Preferred Stock – 18.3%
	Real Estate Investment Trusts – 18.3%
	Apartments – 0.8%
70,000	Apartment Investment & Management Co.	1,901,900

	Diversified – 3.2%
150,000	iStar Financial, Inc., Series F	3,922,500
126,250	Keystone Property Trust, Series D	3,427,687

		7,350,187

	Healthcare – 1.8%
30,000	Health Care REIT, Inc., Series D	792,300
35,000	Nationwide Health Properties, Inc.	3,356,721

		4,149,021

	Hotels – 3.5%
130,000	Innkeepers USA Trust, Series C	3,286,569
170,000	Lasalle Hotel Properties, Series B	4,620,600

		7,907,169

	Office Property – 1.0%
11,000	Kilroy Realty Corp., Series E	281,050
80,000	SL Green Realty Corp., Series C	2,060,000

		2,341,050

	Regional Malls – 5.1%
51,000	CBL & Associates Properties, Inc., Series C	1,382,100
385,000	The Mills Corp.	10,433,500

		11,815,600

	Shopping Centers – 2.9%
59,600	Federal Realty Investment Trust	1,639,000
20,000	Glimcher Realty Trust, Series F	529,600
75,000	Pennsylvania Real Estate Investment Trust	4,575,000

		6,743,600

	Total Preferred Stock (cost $40,503,015)	42,208,527

See notes to financial statements.
Annual Report December 31, 2003  5

ING Clarion Real Estate Income Fund  Portfolio of Investments continued

Principal		Market
Amount		Value

	Mortgage-Related Securities – 13.9%
	Chase Commercial Mortgage Securities Corp.
$1,000,000	Series 1997-1, Class F 7.37%, 6/19/29 (a)	$976,785
983,688	Series 1997-1, Class G 7.37%, 6/19/29 (a)	807,546
	Commercial Mortgage Acceptance Corp.,
2,500,000	Series 1998-C2, Class G 5.44%, 9/15/30 (a)	1,921,575
	CS First Boston Mortgage Securities Corp.
2,000,000	Series 2002-CP3, Class J 6.00%, 7/15/35 (a)	1,659,920
3,500,000	Series 2002-CP3, Class K 6.00%, 7/15/35 (a)	2,616,950
2,000,000	Series 2003-C5, Class K 5.23%, 11/01/34 (a)	1,558,280
2,000,000	Series 2003-C5, Class L 5.23%, 11/01/34 (a)	1,353,520
	J.P. Morgan Chase Commercial Mortgage Securities,
3,250,000	Series 2002-C3, Class J 5.06%, 7/12/35 (a)	2,642,047
	LB-UBS Commercial Mortgage Trust
54,529,285	Series 2002-C2, Class XCL 2.98%, 7/15/35 (a)(b)	2,044,881
58,057,940	Series 2002-C4, Class XCL 2.94%, 10/15/35 (a)(b)	2,719,167
	Salomon Brothers Mortgage Securities VII,
80,911,168	Series 2002-KEY2, Class X1 2.82%, 3/18/36 (a)(b)	5,750,761
	Wachovia Bank Commercial Mortgage Trust
3,668,000	Series 2003-C4, Class L 4.93%, 4/15/35 (a)	2,454,552
4,000,000	Series 2003-C7, Class L 5.44%, 10/15/35 (a)	2,561,400
3,800,000	Series 2003-C8, Class K 5.03%, 11/15/35 (a)	2,927,026

	Total Mortgage-Related Securities (cost $31,831,349)	31,994,410

	Corporate Bonds – 3.1%
	Building – Residential/ Commercial – 0.5%
1,000,000	K. Hovnanian Enterprises, Inc. 8.875%, 4/01/12	1,105,000

	Hotels – 1.0%
2,000,000	Extended Stay America, Inc. 9.875%, 6/15/11	2,250,000

	Real Estate Investment Trust – Healthcare – 0.8%
1,750,000	La Quinta Properties, Inc. 8.875%, 3/15/11	1,944,687

	Recreational Centers – 0.8%
1,700,000	Equinox Holdings, Inc. 9.00%, 12/15/09 (a)	1,763,750

	Total Corporate Bonds (cost $6,979,520)	7,063,437

	Total Investments – 144.3% (cost $314,756,751)	332,490,006
	Other Assets less Liabilities – 1.3%	3,009,442
	Preferred Shares, at redemption value – (45.6%)	(105,000,000)

	Net Assets Applicable to Common Shares – 100.0% (c)	$230,499,448

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities amounted to $33,758,160 or 14.6% of net assets.

(b)	Interest-only security. Rate shown is effective yield.

(c)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

See notes to financial statements.
6 Annual Report December 31, 2003

ING Clarion Real Estate Income Fund
Statement of Assets and Liabilities December 31, 2003

Assets
Investments, at value (cost $314,756,751)	$332,490,006
Cash	1,637,743
Receivable for investment securities sold	2,540,131
Dividends receivable	2,318,175
Interest receivable	333,975
Other assets	65,797

Total Assets	339,385,827

Liabilities
Payable for investment securities purchased	3,308,216
Payable to advisor for offering costs	263,853
Management fee payable	168,856
Dividend payable – preferred shares	47,231
Accrued expenses and other liabilities	98,223

Total Liabilities	3,886,379

Preferred Shares, at redemption value
$.001 par value per share; 4,200 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	105,000,000

Net Assets Applicable to Common Shares	$230,499,448

Composition of Net Assets Applicable to Common Shares
Common Shares, $.001 par value per share; unlimited number of shares authorized, 14,838,484 shares issued and outstanding	$14,838
Additional paid-in capital	211,125,558
Undistributed net investment loss	(4,184)
Net realized gain on investments	1,629,981
Net unrealized appreciation on investments	17,733,255

Net Assets Applicable to Common Shares	$230,499,448

Net Asset Value Applicable to Common Shares
(based on 14,838,484 common shares outstanding)	$15.53

See notes to financial statements.
Annual Report December 31, 2003  7

ING Clarion Real Estate Income Fund
Statement of Operations For the Period September 16, 2003* through December 31, 2003

Investment Income
Dividends	$5,094,657
Interest	460,834

Total Investment Income		$5,555,491

Expenses
Management fees	635,559
Interest expense on line of credit	137,568
Audit fees	37,850
Auction agent fees – preferred shares	32,414
Organizational expenses	30,000
Insurance fees	18,795
Administration fees	17,530
Trustees’ fees and expenses	17,421
Printing fees	14,483
Transfer agent fees	12,503
Rating agency fees	6,784
Custodian fees	5,608
Miscellaneous expenses	2,996

Total Expenses		969,511
Management fee waived		(186,929)

Net Expenses		782,582

Net Investment Income		4,772,909

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments		(6,716)
Net unrealized appreciation on investments		17,733,255

Net Gain on Investments		17,726,539

Dividends and Distributions on Preferred Shares from
Net investment income		(128,417)

Net Increase in Net Assets Applicable to Common Shares Resulting from Operations		$22,371,031

*	Commencement of operations.

See notes to financial statements.
8 Annual Report December 31, 2003

ING Clarion Real Estate Income Fund
Statement of Changes in Net Assets Applicable to Common Shares
For the Period September 16, 2003* through December 31, 2003

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$4,772,909
Net realized loss on investments	(6,716)
Net unrealized appreciation on investments	17,733,255
Dividends and distributions on preferred shares from net investment income	(128,417)

Net increase in net assets applicable to common shares resulting from operations	22,371,031

Dividends and Distributions on Common Shares
Net investment income	(3,011,979)

Capital Share Transactions
Net proceeds from the issuance of common shares	210,671,636
Reinvestment of dividends	468,760

Net increase from capital share transactions	211,140,396

Net Increase in Net Assets	230,499,448

Net Assets Applicable to Common Shares
Beginning of period	—

End of period (including undistributed net investment loss of $4,184)	$230,499,448

*	Commencement of operations.

See notes to financial statements.
Annual Report December 31, 2003  9

ING Clarion Real Estate Income Fund
Statement of Cash Flows For the Period September 16, 2003* through December 31, 2003

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$22,371,031

Adjustments to Reconcile Net Decrease in Net Assets from Operations to Net Cash used in Operating Activities:
Cost of securities purchased	(321,339,359)
Proceeds from sale of securities	6,566,190
Increase in interest receivable	(333,975)
Increase in receivable for investment securities sold	(2,540,131)
Increase in dividend receivable	(2,318,175)
Increase in other assets	(65,797)
Increase in dividend payable – preferred shares	47,231
Increase in payable to advisor for offering costs	263,853
Increase in accrued expenses and other liabilities	98,223
Increase in management fee payable	168,856
Increase in payable for investment securities purchased	3,308,216
Increase in unrealized appreciation	(17,733,255)
Accretion of bond discount and amortization of bond premium	9,702
Net realized loss on investments	6,716

Net Cash Used in Operating Activities	(311,490,674)

Cash Flows Provided by Financing Activities:
Net cash subscriptions received	210,671,636
Cash distributions paid on common shares	(2,543,219)
Cash received from issuance of preferred shares	105,000,000

Net Cash Provided by Financing Activities	313,128,417

Net increase in cash	1,637,743

Cash at Beginning of Period	—

Cash at End of Period	$1,637,743

*	Commencement of operations.

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $468,760.

See notes to financial statements.
10 Annual Report December 31, 2003

ING Clarion Real Estate Income Fund
Financial Highlights For the Period September 16, 2003* through December 31, 2003

Per share operating performance for a share of common stock outstanding throughout the period

Net asset value, beginning of period	$14.33	**

Income from investment operations
Net investment income	0.33	†
Net realized and unrealized gain on investments	1.08
Dividends and distributions on preferred shares from net investment income (common stock equivalent basis)	(0.01)

Total from investment operations	1.40

Dividends and distributions on common shares
Net investment income	(0.20)

Total dividends and distributions to common shareholders	(0.20)

Net asset value, end of period	$15.53

Market value, end of period	$15.06

Total investment return††
Net asset value	9.83%
Market value	1.77%

Ratios and supplemental data
Net assets, applicable to common shares, end of period (thousands)	$230,499

Ratios to average net assets applicable to common shareholders of:
Net expenses, after fee waiver+	1.05%	†††
Net expenses, before fee waiver+	1.30%	†††
Net investment income, after preferred share dividends+	6.21%	†††
Preferred share dividends	0.17%	†††
Net investment income, before preferred share dividends+	6.38%	†††
Portfolio turnover rate	3.10%

Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$105,000
Net asset coverage per share of preferred shares	$79,881

*	Commencement of operations.

**	Net asset value at September 16, 2003.

†	Based on average shares outstanding.

††	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 per share paid by the common shareholders on the first day and a sale at net asset value on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of common shares at the then-current market price of $15.00 on September 26, 2003 (initial public offering). Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan.

†††	Annualized.

+	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets applicable to common shareholders.

See notes to financial statements.
Annual Report December 31, 2003  11

ING Clarion Real Estate Income Fund
Notes to Financial Statements December 31, 2003

1. Fund Organization

ING Clarion Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on July 16, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. is the Trust’s investment advisor and Clarion Capital, LLC is the Trust’s sub-advisor. The Trust commenced operations on September 16, 2003.

2. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares. For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Dividends and Distributions to Shareholders – The Trust earns income daily on its investments. It is the policy of the Trust to declare and pay dividends to common shareholders from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

Use of Estimates – The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Organizational and Offering Costs – Costs incurred in connection with the Trust’s organization and offering of its common shares will be borne by the Trust up to and including $0.03 per common share as of September 16, 2003. ING Clarion Real Estate Securities, L.P. has contractually agreed to pay all organization and offering costs in excess of this amount. Organizational costs of $30,000 were expensed by the Trust. Offering costs of approximately $414,000 incurred by the Trust in connection with the offering of its common shares were charged to paid-in capital upon the sale of those shares.

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry.

4. Investment Management Agreement and Other Agreements

ING Clarion Real Estate Securities, L.P. (the “Advisor”) acts as the Trust’s investment advisor. The Advisor is responsible for the allocation of the Trust’s portfolio assets between equity and fixed-income investments and for the selection of equity investments and monitoring of the Trust’s sub-advisor, Clarion Capital, LLC (“Sub-Advisor”), which will select the trust’s real estate fixed-income securities.
12 Annual Report December 31, 2003

ING Clarion Real Estate Income Fund  Notes to Financial Statements continued

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through September, 2008), and for a declining amount for an additional four years (through September, 2012). During the period ended December 31, 2003, the Trust incurred management fees of $635,559, of which $186,929 was waived by the Advisor.

The Sub-Advisor receives from the Advisor a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to real estate fixed income securities compared to the total managed assets of the Trust less certain Trust start-up costs assumed by the Advisor in organizing and offering the Trust.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities

For the period ended December 31, 2003, there were purchase and sale transactions (excluding short-term securities) of $321,649,724 and $6,566,190, respectively.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the period ended December 31, 2003, the adjustments were to increase accumulated net realized gain on investments by $1,636,697 and decrease undistributed net investment income by $1,636,697 due to the difference in the treatment for book and tax purposes of certain investments.

Information on the tax components of net assets as of December 31, 2003 is as follows:

Cost of			Net Tax Unrealized	Undistributed
Investments	Gross Tax	Gross Tax	Appreciation/	Ordinary Income/	Undistributed
for Tax	Unrealized	Unrealized	(Depreciation) on	(Accumulated	Long-Term
Purposes	Appreciation	Depreciation	Investments	Ordinary Loss)	Capital Gain

$313,515,058	$19,452,722	$(477,774)	$18,974,948	$114,585	$297,920

Any differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the return of capital adjustments from real estate investment trusts and to tax deferral of losses on wash sales.

For the period ended December 31, 2003, the tax character of distributions paid of $3,140,396, as reflected in the Statement of Changes In Net Assets, was ordinary income.

7. Borrowings

The Trust intends to leverage through the issuance of preferred shares, commercial paper or notes and/or borrowing in an aggregate amount of approximately 33 1/3% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $115,000,000 from The Bank of New York for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. There were no borrowings outstanding at December 31, 2003.

The average daily amount of borrowings within the period ended December 31, 2003, was $29,854,040 with a related weighted average interest rate of 1.51%.

8. Capital

The Trust issued 14,000,000 shares of common stock in its initial public offering. These shares were all issued at $15.00. In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an over-allotment option to purchase additional common shares at a price of $15.00 per common share. On September 25, 2003, the underwriters purchased 800,000 common shares of the Trust pursuant to the over-allotment option. In connection with the Trust’s dividend reinvestment plan, the Trust issued 31,503 common shares during the period. At December 31, 2003, the Trust had outstanding common shares of 14,838,484 with a par value of $0.001. The Advisor owned 6,981 shares of the common shares outstanding. The Trust has an unlimited amount of common shares, $0.001 par value, authorized.

On November 24, 2003, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage

Annual Report December 31, 2003  13

ING Clarion Real Estate Income Fund  Notes to Financial Statements continued

strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust has issued 4,200 shares of preferred shares Series W28 with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the period ended December 31, 2003, the annualized dividend rates range from:

	High	Low	At 12/31/03

Series W28	1.25%	1.16%	1.25%

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

14 Annual Report December 31, 2003

ING Clarion Real Estate Income Fund
Report of Independent Auditors

To the Shareholders and Trustees of

ING Clarion Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the ING Clarion Real Estate Income Fund (the “Trust”), as of December 31, 2003, and the related statement of operations, the statement of changes in net assets, the statement of cash flows and the financial highlights for the period September 16, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Trust’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust at December 31, 2003, the results of its operations, the changes in its net assets, the statement of cash flows and its financial highlights for the period September 16, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States.

PHILADELPHIA, PENNSYLVANIA

February 10, 2004
Annual Report December 31, 2003  15

ING Clarion Real Estate Income Fund
Supplemental Information  (Unaudited)

Federal Income Tax Information

In January 2004, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2003.

Trustees

The trustees of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
	and Length of		During the Past	Overseen	Held by
Name, Age and Address	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 44	1 year/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1995.	2

Jarrett B. Kling* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 60	2 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P., member of the Investment Advisory Committee of the TDH Group of venture funds.	2	Trustee of The Hirtle and Callaghan Trust; National Trustee of the Boys and Girls Clubs of America.

Independent Trustees:

Asuka Nakahara 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 47	2 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at Wharton since July 1999; Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Company from January 1, 1996 to December 31, 1999; Chief Knowledge Officer of Trammell Crow Company from September 1, 1998 to December 31, 1999.	2	Advisory board member of the HBS Club of Philadelphia and a Trustee and Elder and Investment Committee member of Ardmore Presbyterian Church.

Frederick S. Hammer 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 67	1 year/since inception	Trustee	Co-Chairman of Inter-Atlantic Group since 1994 and is a member of the Fund’s investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC from 2002 to 2003; non- executive.	2	Chairman of the Board of Annuity and Life Re (Holdings), Ltd.; Director on the Boards of Tri-Arc Financial Services, Inc. and Magellan Insurance Company Ltd.; former Director of Medallion Financial Corporation, IKON Office Solutions, Inc. and VISA International; trustee of the Madison Square Boys and Girls Club.

Richard L. Sutton 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 68	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell, 2000 to present; Partner, Morris, Nichols, Arsht & Tunnell, 1966-2000.	2	Trustee of the Unidel Foundation, Inc. since 2000; Board of Directors of Wilmington Country Club since 1999, Grand Opera House, Inc., 1976-92, University of Delaware Library Associates, Inc. 1981-99, Wilmington Club 1987-2003, American Judicature Society 1995-99.

(1)	After a trustee’s initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves. Messrs. Ferguson and Hammer, as Class I trustees, are expected to stand for re-election at the Trust’s 2004 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II trustees, are expected to stand for re-election at the Trust’s 2005 annual meeting of shareholders; Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust’s 2006 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons due to their position with the Advisor.

Additional Information

Additional information regarding the Trustees is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4CRA.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor and sub-advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4CRA. The policies may also be found on the web site of the Securities and Exchange Commission (http://www.sec.gov).

16 Annual Report December 31, 2003

ING Clarion Real Estate Income Fund
Dividend Reinvestment Plan

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286; Attention: Irina Krylov, Phone number: (800) 433-8191.

ING Clarion Real Estate Income Fund Fund Information Board of Trustees T. Ritson Ferguson Jarrett B. Kling Asuka Nakahara Frederick S. Hammer Richard L. Sutton Officers T. Ritson Ferguson President and Chief Executive Officer Peter Zappulla Chief Financial Officer Heather Trudel Senior Vice President Investment Advisor ING Clarion Real Estate Securities, L.P. 259 N. Radnor-Chester Road Radnor, PA 19087 Investment Sub-Advisor Clarion Capital, LLC New York, New York Administrator, Custodian and Transfer Agent The Bank of New York New York, New York Preferred Shares – Dividend Paying Agent The Bank of New York New York, New York Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, New York Independent Auditors Ernst & Young LLP Philadelphia, Pennsylvania

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Trust has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e) Not applicable.

(f) The Trust’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, at least a majority of the committee’s members have past employment experience sufficient to render each of them “financially sophisticated”, within the meaning of the American Stock Exchange Company Guide (Section 121 (B)) as in effect as of the date hereof. The Board further believes that it may be appropriate for a member of the audit committee to be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR but has determined none of the individuals who serve on the audit committee or the Board satisfy the criteria set forth therein. It is anticipated that the Board will periodically review this matter with a view towards considering the addition of such an individual.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed from the Trust’s fiscal period from September 16, 2003 (inception of the Trust) through December 31, 2003 for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $61,500.

(b) Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal period from September 16, 2003 (inception of the Trust) through December 31, 2003 for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) were $0.

(c) Tax Fees. The aggregate fees billed from the Trust’s fiscal period from September 16, 2003 (inception of the Trust) through December 31, 2003 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $0.

(d) All Other Fees. The aggregate fees billed from the Trust’s fiscal period from September 16, 2003 (inception of the Trust) through December 31, 2003 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0

(e) Audit Committee Pre-Approval Policies and Procedures.

               (i) The Trust has polices and procedures (the “Policy”) for the pre-approval by the Trust’s Audit Committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Covered Entities” (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the “Service-Pre-Approval Documents”). At its first meeting of each calendar year, the Audit Committee will review and re-approve the Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

          For the Purposes of the Policy, “Covered Services” means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services related directly to the operations and financial reporting or the Trust to be provided by the Independent Auditor to any Covered Entity. “Covered Entities” means (1) ING Clarion Real Estate Securities, L.P. (the “Advisor”) or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust.

          Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.

          The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

          In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee.

          Requests or applications to provide Covered Services that require approval by the Audit Committee must be submitted to the Audit Committee by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission (“SEC”) on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Audit

Committee between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

     (ii) 100% of the services described in each of Items 4(b) through (d) were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that for the period from September 16, 2003 (inception of the Trust) to December 31, 2003 were $0.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Trust has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Trust is comprised of: Frederick S. Hammer, Asuka Nakahara, and Richard L. Sutton.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust has delegated the voting of proxies relating to its voting securities to the Advisor and to Clarion Capital LLC, its sub-advisor, pursuant to the proxy voting procedures of the Advisor. The Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable until shareholder reports for fiscal years ending after June 15, 2004.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable until shareholder reports for fiscal years ending after January 1, 2004.

Item 10. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ING Clarion Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	February 25, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	February 25, 2004

By:	/s/ Peter Zappulla

Name:	Peter Zappulla

Title:	Chief Financial Officer

Date:	February 25, 2004

Exhibit Index

(a)(1) Code of Ethics.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.